UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2022

XPO LOGISTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Five American Lane, Greenwich, Connecticut 06831
(Address of principal executive offices)

(855) 976-6951
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	XPO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On March 25, 2022, XPO Logistics, Inc., a Delaware corporation (the “Company”), issued a press release announcing the Transaction (as defined in Item 8.01 of this Current Report on Form 8-K). A copy of the press release related to this announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Exchange Act or the Securities Act of 1933, as amended, except to the extent that the registrant specifically incorporates any such information by reference.

Item 8.01.	Other Events.

On March 24, 2022, the Company executed and closed a transaction, pursuant to which, among other things, the Company sold its North American intermodal business to STG Logistics, Inc., in exchange for cash proceeds of approximately $710 million, subject to a customary post-closing purchase price adjustment (the “Transaction”).

On March 25, 2022, the Company provided notice to Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association (in such capacity, the “Trustee”) under that certain Indenture, dated as of April 28, 2020 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), by and among the Company, the guarantors party thereto and the Trustee, that on April 9, 2022 (the “Redemption Date”), the Company will redeem $630 million of the $1.15 billion in aggregate principal amount of its outstanding 6.250% Senior Notes due 2025 at a redemption price of 100% of the principal amount thereof plus the Applicable Premium (as defined in the Indenture) as of, and accrued and unpaid interest to, but excluding, the Redemption Date, in accordance with the terms of the Indenture.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 25, 2022
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 28, 2022	XPO LOGISTICS, INC.

	By:	/s/ Ravi Tulsyan
Ravi Tulsyan
Chief Financial Officer